Exhibit 4.22

Dated: the 4th day of November 2011.

********************************

*

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

**

LOAN AGREEMENT

********************************

**

1

THIS LOAN AGREEMENT	made this 4th day of November Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$25 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-)

SIGNED by ,	)
its sole director for and on behalf of the	)
Lender in the presence of :-)

Dated: the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$60 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by Lender,	)
its sole director for and on behalf of the	)
Lender in the presence of :-)

Dated: the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November, Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, a company incorporated in British Virgin Islands whose principal business office is situate at 2601, Enterprise Square Two, 3 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$10 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within Three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
Sio Kam Seng	)
)
, its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by	)
)
)
, its director for and on behalf of the	)
Lender in the presence of :-

Dated: the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November, Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, holder of Hong Kong Identity Card No. G453618(4) of Flat B, 23/F, Block 1, Cavendish Heights, 33 Perkin’s Road, Jardine Lookout, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$ 5 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows  :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by))
Sio Kam Seng	)
)
, its director for and on behalf of the Borrower in the presence of :-

SIGNED by	)
Lender in the presence of :-)
)

Dated : the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November, Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, holder of Hong Kong Identity Card No. P215858(6) of Flat E, 45/F, Tower 1, University Heights, 23 Pokfield Road, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$ 15 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as  follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
Sio Kam Seng	)
)
, its director for and on behalf of the
Borrower in the presence of :-

SIGNED by	)
Lender in the presence of :-)
)

Dated: the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November, Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, holder of Hong Kong Identity Card No. G358292(1) of Flat 4C, 99 Broadway street, Mei Foo Sun Cheun, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$ 1 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
Sio Kam Seng	)
)
, its director for and on behalf of the
Borrower in the presence of :-

SIGNED by	)
Lender in the presence of :-)
)

Dated: the 4th day of November 2011.

********************************

CHINA METRO-RURAL LIMITED

and

THIRD PARTY

********************************

LOAN AGREEMENT

********************************

1

THIS LOAN AGREEMENT	made this 4th day of November, Two Thousand and Eleven.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED ( ), a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the American Stock Exchange of New York Stock Exchange (“the Borrower”);

(II)	THIRD PARTY, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of HK$15 Million (“the Loan”) to the Borrower effective from November 8, 2011 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within Three calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the May 8 and November 8 of each calendar year with the first such compounding to be paid on May 8, 2012.

1.3	Additional interest of 7% per annum on the Loan, calculated on daily basis, from the Date of Advance to the actual date of early repayment will be payable by the Borrower if the Loan is repaid in full before the Maturity Date.

1.4	Without prejudice to clause 1.3, in the event that the Borrower has defaulted before the Maturity Date or make early repayment, the total amount repayable under the Loan will include (i) loan principal; (ii) 25% interest over the Loan for 1 year. If the Loan and the accrued interests are not paid by the Maturity Date, then an additional 25% per annum calculated on daily basis, will be applied to the outstanding amount.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had seek independent legal advice in respect of this transaction and this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
Sio Kam Seng	)
)
, its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by	)
)
)
, its director for and on behalf of the	)
Lender in the presence of :-